                             SCRIPPS BANK

                         1992 STOCK OPTION PLAN


    A Stock Option Plan is hereby adopted for the benefit of officers, directors and key employees of Scripps Bank.

    1. PURPOSE. The purpose of the Plan is to advance the growth and prosperity of the Bank and its shareholders by providing to officers, directors and key employees an incentive to serve the Bank. By encouraging and enabling such persons to become owners of capital stock of the Bank, the Bank seeks to attract and retain persons of training, experience and ability and to furnish additional incentives to those persons upon whose judgement, initiative and efforts the successful conduct of the Bank's business depends.
 It is the intention of the Bank that this objective will be accomplished through the granting of incentive stock options and nonqualified stock options to certain officers, directors and key employees of the Bank.

    2. DEFINITIONS. As used herein, the following terms shall have the corresponding meanings.

         2.1 "Committee" shall mean the Scripps Bank Stock Option Committee, to be appointed by the Board of Directors of the Bank. If no such Committee is appointed, the entire Board of Directors of the Bank shall be deemed to constitute the Committee.

         2.2 "Bank" shall mean Scripps Bank and/or its parent or subsidiaries, if any, as the context requires. The terms "parent" and "subsidiary" shall mean any existing or future corporation which would be a parent or subsidiary corporation of the Bank, as those terms are defined in
Section 424 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder (the "Code").

         2.3 "Date of Grant" shall mean the date of grant of a Stock Option granted hereunder as set forth in the Stock Option Agreement. In the event of a grant conditioned, among other things, upon shareholder ratification of this Plan, the date of such conditional grant shall be the Date of Grant for purposes of this Plan.

         2.4  "Employee" shall mean any full-time employee of the Bank.

         2.5 "Fair Market Value" shall mean the mean between the closing bid and asked price of a Share on the business day immediately preceding the day for which the determination of fair market value is being made. If Shares are not publicly traded on an active market of substantial depth on the business day immediately preceding the day for which the determination is being made, Fair Market Value shall mean the fair market value of the Shares as determined by the Committee in good faith and with reference to the normal factors that would be considered by a willing buyer and by the Bank, neither being under a compulsion to buy nor to sell, with respect to an outright sale of the Shares by the Bank to such willing buyer as of the date for which the determination is being made, but without regard to any restriction other than a restriction which by its terms will never lapse. The factors which shall be considered in determining fair market value include the price at which securities of reasonably comparable banks are being traded, subject to appropriate adjustments for the dissimilarities between the banks compared and the earning history, book value and prospects of the Bank in light of market conditions generally.

         2.6 "Holder" shall mean any person entitled to exercise a Stock Option pursuant to the terms of the Plan.

         2.7 "Plan" shall mean the Scripps Bank 1992 Stock Option Plan, as herein adopted and as may be amended from time to time.

         2.8 "Purchase Price" shall mean the price paid for Shares upon the exercise of a Stock Option granted hereunder.

         2.9 "Shares" shall mean those shares of Common Stock of the Bank which are available for issuance pursuant to the terms of the Plan.

         2.10 "Stock Option" shall mean a stock option giving a Holder the right to purchase Shares. A Stock Option may be an Incentive Stock Option or a Nonqualified Stock Option. An "Incentive Stock Option" is a Stock Option which is intended to qualify for tax treatment as an incentive stock option under Section 422 of the Code. An Incentive Stock Option may only be granted to an Employee. A "Nonqualified Stock Option" is a Stock Option which is intended not to qualify for tax treatment as an incentive stock option under
Section 422 of the Code and may be issued to any officer, director or Employee of the Bank.

     3. TERM AND EFFECTIVE DATE OF PLAN. The Plan shall be effective on the date of the approval of the Plan by the Board of Directors of the Bank, provided that the Plan is approved by the shareholders of the Bank within one year thereafter. No Stock Options shall be granted after ten (10) years from the effective date of the Plan.

     4. SHARES OF STOCK SUBJECT TO THE PLAN. Subject to the adjustments set forth in the Plan, the shares which may be issued pursuant to the Plan shall not exceed in the aggregate 100,000 shares of the Bank's Common Stock, no par value. Such Shares shall be authorized and unissued shares. Any Shares subject to a Stock Option granted under this Plan which for any reason expires or is terminated unexercised shall again be subject to and be available for issuance pursuant to the terms of this Plan.

         5. ADMINISTRATION OF THE PLAN. Within the limitations described herein, the Committee shall administer the Plan, select the officers, directors and Employees to whom Stock Options shall be granted, determine the number of Shares to be optioned in each grant, determine all other terms of Stock Options granted hereunder and interpret, construe and implement the provisions of the Plan. The Committee, if appointed, shall consist of two (2) or more Directors, who shall serve at the pleasure of the Board of Directors of the Bank. Vacancies on the Committee shall be filled by the Board of Directors of the Bank. The Committee shall select one of its members as its Chair and shall hold its meetings at such times and places as it determines, or it may act by written consent or telephonic meeting. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present or acts reduced to and approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. All decisions and acts of the Committee shall be recorded in writing. Decisions of the Committee shall be binding on the Bank and on all Employees and Holders.

    To the extent necessary to secure the benefits of Rule 16b-3 (or any successor rule or regulation) of the Securities and Exchange Commission, the selection of any executive officer or director to be a recipient of any Stock Option and the number, type and terms of such Stock Option are subject to approval by a committee of two (2) or more disinterested directors. For purposes of this Plan, "disinterested" means a person, who, since the time of becoming a Committee Member and for twelve months prior thereto has not been granted or awarded discretionary stock awards (except as permitted in Rule 16b-3) pursuant to this Plan or any other plan of the Bank or any affiliate entitling participants therein to acquire stock appreciation rights, stock or stock options of the Bank or of any affiliate. Notwithstanding the above, the Committee, in its sole discretion, may delegate its powers hereunder to grant Stock Options to persons who are not subject to Section 16b of the Securities Exchange Act of 1934 to certain officers of the Bank. Any such delegation shall be in writing and shall clearly describe any limitations to which such delegation of authority is subject.

    6. INDEMNIFICATION. In addition to such other rights of indemnification as they may have, members of the Board of Directors of the Bank, members of the Committee and any officers to whom authority to act for the Committee is delegated shall be indemnified by the Bank against all reasonable expenses, indemnified by the Bank against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in

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connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Bank) or paid by them in satisfaction of a judgment in any such action, suit or proceeding. Indemnification shall not apply to matters as to which it shall be adjudged in the action, suit or proceeding that such person is liable for negligence or misconduct in duties. In addition, indemnification shall not be available unless within sixty (60) days after the institution of an action, suit or proceeding, such person shall offer to the Bank, in writing, the opportunity at its own expense to handle and defend the same.

    7. STOCK OPTIONS. The granting of a Stock Option shall be evidenced by a stock option agreement ("Stock Option Agreement"), in such form and not inconsistent with this Plan, as the Committee shall approve from time to time and subject to State Banking Department approval. The terms of the Stock Option Agreements need not be identical for each grant. Each Stock Option Agreement shall contain in substance the following terms and conditions:

         7.1 PRICE. The Stock Option Agreement shall specify the Purchase Price per Share. The Purchase Price per Share deliverable upon the exercise of a Stock Option shall not be less than the Fair Market Value of a Share on the Date of Grant of the Stock Option. In the case of a grant of an Incentive Stock Option to an Employee who, at the Date of Grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank, or of any parent or subsidiary corporation, the Purchase Price per Share deliverable upon the exercise of the Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of such Share on the Date of Grant of the Incentive Stock Option.

         7.2 NUMBER OF SHARES. The Stock Option Agreement shall specify the number of Shares subject to the Stock Option.

         7.3 EXERCISABILITY OF STOCK OPTION. A Stock Option may be exercisable, in part or in full, at any time and from time to time during an exercise period, and subject to such conditions and restrictions as determined by the Committee on a case by case basis for each Stock Option, and as set forth in the Stock Option Agreement. In no event shall the exercise period of any Incentive Stock Option granted hereunder exceed ten
(10) years from its Date of Grant; provided, however, that in the case of a grant of an Incentive Stock Option to an Employee, who, at the Date of Grant, owns stock possessing more than ten percent (10%) of the total combined voting stock of the Bank, or of any parent or subsidiary corporation, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Date
of Grant.   If the exercisability of any Stock Option is subject to a vesting schedule, the Committee may accelerate the times at which such Stock Option may be exercised.

     In the event that the aggregate Fair Market Value (determined as of the Date of Grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all stock option plans of the Bank and its parent or subsidiary corporations) exceeds $100,000, the excess shall be treated as a Nonqualified Stock Option. In the event that more than one (1) Incentive Stock Option has been granted, the excess shall be deemed attributable to the latest granted Incentive Stock Option. If a Stock Option is treated in part as an Incentive Stock Option and in part as a Nonqualified Stock Option by reason of the limitation discussed herein, separate certificates shall be issued upon exercise of the Stock Option identifying the Shares attributable to each portion of the Stock Option.

          7.4 EXERCISE OF STOCK OPTION AND TIME AND METHOD OF PAYMENT. Each Holder exercising a Stock Option shall notify the Secretary of the Bank (or such other officer as designated by the Committee) of the exercise thereof, in writing, and shall pay to the Bank, in cash or by cashier's check, at the time of delivery of such notice, the total Purchase Price for the number of Shares to be purchased under the Stock Option. Each Holder may pay, and the Bank shall accept, full or partial payment of the Purchase Price by delivery from the Holder of shares of Common Stock of the Bank previously acquired by the Holder. Such shares shall be valued at their Fair Market Value on the date of exercise of the Stock Option. If payment of the Purchase Price is made by delivery of previously acquired shares of Common Stock of the Bank, the certificate(s) representing such shares shall be duly executed in blank by the Holder or shall be accompanied by a stock power for the purpose of transferring such shares duly executed in blank by the Holder. Fractional shares of Common Stock of the Bank shall not be accepted in payment of the Purchase Price.

     The Bank shall issue and deliver to the Holder, as soon as practical after receipt of notice of exercise of the Stock Option together with payment of the applicable Purchase Price and compliance with all other terms and conditions of exercise as set forth in the Stock Option Agreement, a certificate or certificates in the name of, or for the account of, the Holder for the Shares covered by the exercised portion of the Stock Option. No fractional Shares will be issued in connection with the exercise of any Stock Option granted hereunder.

          7.5 TERMINATION OF STOCK OPTIONS. Any Stock Option not exercised within the exercise period set forth in the Stock Option Agreement under which the Stock Option is granted shall automatically terminate and be canceled. If the employment or engagement of a Holder terminates within the applicable exercise period specified in the Stock Option Agreement but prior to exercise of the Stock Option, the Stock Option will terminate at the time employment or engagement is terminated. Notwithstanding the preceding sentence, a Stock Option Agreement may permit a Holder to exercise the Stock Option after termination of employment or engagement for a specified period of time not to exceed the following with respect to Incentive Stock Options: three (3) months after the date of termination of employment if such termination is for reasons other than death or disability and twelve (12) months after the date of termination if such termination is due to death or disability. In each case of exercise after termination of employment or engagement, the Stock Option must be exercisable on the date of termination of employment or engagement and, unless expressly stated to the contrary in the Stock Option Agreement, vesting of the Stock Option shall cease on the date of such termination. In no event, shall the exercise of a Stock Option occur after the applicable exercise period specified in the Stock Option Agreement.

     With respect to an Incentive Stock Option, an Employee is disabled if unable to engage in any substantial gainful activity with the Bank by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months. Disability shall be determined by a physician selected by the Committee. With respect to an Incentive Stock Option, employment shall be determined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulation). If an Incentive Stock Option is assumed or if a new Incentive Stock Option is substituted for an Incentive Stock Option granted hereunder in a transaction to which Section 424 of the Code applies, employment by the corporation assuming the Incentive Stock Option or substituting a new Incentive Stock Option (or by a parent or subsidiary thereof) shall be considered to be employment with the Bank. With respect to a Nonqualified Stock Option, the Committee shall determine when a Holder incurs a termination of employment or engagement.

     8. RECAPITALIZATION. In the event that dividends are payable in shares of Common Stock of the Bank or in the event that there are splits, subdivisions or combinations of shares of the Common Stock of the Bank, the number of Shares available under the Plan and under any unexercised but granted Stock Option, whether or not fully vested, shall be increased or decreased proportionately, as the case may be, without change in the aggregate Purchase Price. In the event of a distribution of assets to shareholders of the Bank which significantly affects the Fair Market Value of Shares, the Purchase Price per Share shall be decreased to reflect the distribution of assets. No such decrease shall result in a modification of any outstanding Incentive Stock Option within the meaning of Section 424 of the Code unless the Holder consents to the modification.

   9. REORGANIZATION. In the event that the Bank and/or its shareholders enter into an agreement to dispose of all or substantially all of the assets of the Bank or an amount of the outstanding stock of the Bank sufficient to constitute effective control of the Bank by means of a sale, merger, reorganization, separation, liquidation or any other transaction, the Committee may, in its discretion, accelerate the exercise date of any outstanding Stock Option. The Committee shall provide each Holder with at least ten (10) days' advance written notice prior to consummation of any such pending sale, merger, reorganization, separation, liquidation or other transaction to enable the Holder to exercise any then vested Stock Option prior to consummation of the transaction. Upon consummation of any sale, merger, reorganization, separation, liquidation or other transaction in which the Bank does not survive, all outstanding Stock Options, whether or not accelerated, shall terminate and cease to be exercisable unless assumed pursuant to a written agreement by the successor corporation or parent or subsidiary thereof.

   10. INVESTMENT REPRESENTATIONS. The Committee may require a Holder to whom a Stock Option is granted, as a condition of receipt and/or exercise of the Stock Option, to give written assurances in substance and form satisfactory to the Committee to the effect that Holder is acquiring the Stock Option, Shares or other rights granted hereunder, as applicable, for Holder's own account and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Committee deems necessary or appropriate in order to comply with federal and applicable state securities laws. Appropriate legends may be placed on any Stock Option or Shares issued under the Plan evidencing such representations.

   11. COMPLIANCE WITH SECURITIES LAWS. Each Stock Option shall be subject to the requirement that, if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the Shares subject to such Stock Option upon any securities exchange or under any state or federal law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Stock Option or the issue or purchase of Shares, such Stock Option may not be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Nothing in the Plan or related Stock Option

Agreements shall be deemed to require the Bank to apply for or obtain such listing, registration or qualification.

   12. RIGHTS AS A SHAREHOLDER. A Holder shall have no rights as a shareholder of the Bank with respect to any Shares covered by a Stock Option until said Holder tenders an effective and unconditional notice of exercise of the Stock Option to the Bank, complies with all other terms and conditions of exercise and pays the Purchase Price. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on which the Holder tenders notice of exercise, complies with all other terms and conditions of exercise, and pays any applicable Purchase Price. The Committee shall use its best efforts to secure prompt issuance of stock certificates following full performance of exercise by any Holder.

   13. NON-ASSIGNABILITY OF OPTIONS. No Incentive Stock Option shall be assignable or transferable by the Holder except by will or by the laws of descent and distribution. During the life of the Holder, an Incentive Stock Option shall be exercisable only by the Holder or by the duly appointed legal representative of an incompetent Holder. The transferability of a Nonqualified Stock Option or other award granted hereunder shall be set forth in the Stock Option Agreement or other Agreement evidencing the grant of the right.

   14. WITHHOLDING TAXES. The Bank shall have the right to deduct from amounts otherwise due an Employee under a Stock Option or from any wages or other compensation to be paid to an Employee any sums required by federal, state and local tax law to be withheld with respect to the exercise of any Stock Option or with respect to the disposition of Shares issued hereunder or, in the alternative, to require the Employee to pay such sums to the Bank. The Bank may, in its discretion and upon request by the Employee, withhold from the Shares to be issued to Holder under this Plan a number of Shares (based on the Fair Market Value of the Shares on the date of exercise of the Stock Option) necessary to satisfy any tax withholding requirements.

   15. AMENDMENT OF THE PLAN. The Plan may, at any time or from time to time, be terminated, modified or amended by the Committee, subject to State Banking Department approval; except that, without shareholder approval, the Committee may not increase the number of Shares which may be issued under the Plan (other than increases due to changes in capitalization), modify the requirements as to eligibility for participation in the Plan, or materially increase the benefits accruing to participants under the Plan, including, but not limited to, reducing the minimum purchase price of options or maximum term of options. The termination, modification or amendment of the Plan shall not, without the consent of a Holder, affect the Holder's rights under any previously granted Stock Option. With the consent of each

Holder affected, the Board may amend outstanding Stock Option Agreements in a manner not inconsistent with the Plan.

   16. NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in this Plan or in any Stock Option shall confer upon any Holder any right with respect to continued employment or engagement with the Bank or interfere in any way with the right of the Bank, subject to the terms of any separate agreement with the Holder to the contrary, at any time to terminate such employment or engagement or to increase or decrease the compensation or other benefits paid to the Holder.

   17. GOVERNING LAW. This Plan and any Stock Options or other rights issued hereunder shall be governed by and construed in accordance with the laws of the State of California.

   Approved by the Board of Directors on
                                        ----------------------------------.
   Approved by the Shareholders on
                                  ----------------------------------------.



            By:
               -----------------------

            Its:
                ----------------------

               SCRIPPS BANK 1992 STOCK OPTION PLAN
               -----------------------------------

                INCENTIVE STOCK OPTION AGREEMENT
                --------------------------------


          THIS AGREEMENT, dated as of ________________, 19___, is entered into by and between Scripps Bank, a California state-chartered bank ("Bank"), and _____________________________________
("Employee").


                           WITNESSETH
                           ----------

          WHEREAS, pursuant to the Scripps Bank 1992 Stock Option Plan ("Plan"), the Bank hereby grants to Employee, effective as of ____________, 19___ ("Date of Grant"), an incentive stock option ("Option") to purchase shares of common stock of the Bank ("Shares"), for the term and upon the terms and conditions set forth below:

     Number of Shares                       _________
     Price per Share ("Price")             $_________
     Expiration Date ("Expiration Date")    _________ (5PM-PST)

          NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

          1. GRANT OF OPTION. The Bank hereby grants to Employee as a matter of separate inducement and agreement in connection with Employee's employment, and not in lieu of any salary or other compensation for services, the right and option to purchase, in accordance with the Plan and on the terms and conditions hereinafter set forth, all or any part of an aggregate of _______________ (______) authorized but unissued Shares at the Price, exercisable from time to time as set forth herein prior to the Expiration Date. The Price shall not be less than the Fair Market Value of a Share on the Date of Grant, determined without regard to any restriction other than a restriction which, by its terms, will never lapse. However, if Employee owns, at the Date of Grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank or of its parent or subsidiary, the Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, determined without regard to any restriction other than a restriction which, by its terms, will never lapse. Fair Market Value shall be determined by the Committee in accordance with the terms of the Plan.

          In the event dividends are payable in common stock of the Bank or in the event that there are splits, subdivisions, or combination of shares of common stock, the number of Shares subject to the Option shall be increased or decreased proportionately, as the case may be, without change in the total Price of all Shares initially available under the Option.

          The Option granted hereunder is intended to be an incentive stock option as defined in Section 422 of the Internal
Revenue Code ("Code").

          Upon and as a condition to the grant of the Option, Employee shall, if married on the Date of Grant, furnish the Bank with a fully executed Consent of Spouse in the form attached hereto as Exhibit "A."

          2. EXERCISABILITY OF OPTION. The Option shall become exercisable on the anniversaries of the Date of Grant to the extent of the percent of the total number of Shares represented by the Option, as follows:

          Anniversary          Percent of Total Shares
          -----------          -----------------------

          First                             20%
          Second                            40%
          Third                             60%
          Fourth                            80%
          Fifth                            100%

Provided, however, that if Employee owns, at the Date of Grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank or of its parent or subsidiary, the Option shall become exercisable in full one (1) month prior to the fifth anniversary of the Date of Grant. To the extent that Employee does not exercise the Option with respect to all of the Shares to which Employee is entitled, Employee has the right cumulatively thereafter to exercise the Option with respect to the remaining exercisable Shares and such
right shall continue until the Option terminates.   The Option may
be exercised only as to whole Shares. Fractional Share interests shall be disregarded except that they may be accumulated from year to year.

          Except as provided in Section 4 of this Agreement, the Option may not be exercised at any time unless Employee shall have been in the continuous employment of the Bank or any of its parent or subsidiary corporations from the Date of Grant to the date of exercise of the Option. Employment shall be defined in accordance with provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulation). If the Option is assumed or if a new incentive stock option is substituted for the Option in a transaction to which Section 424(a) of the Code applies, employment with the corporation assuming the Option or substituting a new incentive stock option for the Option (or by a parent of subsidiary thereof) shall be considered to be employment with the Bank.

     This Agreement and the Option shall terminate on the Expiration Date unless terminated at an earlier date in accordance with the provisions hereof and of the Plan.

     3. METHOD OF EXERCISE AND PAYMENT. Each exercise of the Option shall be by means of a written notice of exercise (substantially in the form attached hereto as Exhibit "B") delivered to the Secretary of the Bank (or other designated officer) and specifying the number of whole Shares with respect to which the Option is being exercised, together with tender to the Bank of the full Price attributable to the Shares to be purchased in cash or by a cashier's check.

     The Committee may, in its sole discretion, elect to permit Employee to exercise the Option by paying any part of the Price by issuing a fully recourse promissory note containing such terms and subject to such security as the Committee determines to be fair and reasonable; provided, however, that in no event shall the interest rate on any such promissory note tendered in full or partial payment of the Price be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code, in effect on the date of exercise of the Option (or such other rate established under the Code as necessary to avoid the imputation of interest on exercise of the Option).

     The Committee may, in its sole discretion, permit Employee to exercise the Option by paying any part of the Price by delivery to the Bank of shares of common stock of the Bank then owned by Employee having a Fair Market Value on the date of exercise of the Option equal to the total Price of the Shares being purchased (or such portion of the total Price that Employee intends to pay by delivery of previously acquired shares). If payment is made by delivery of previously acquired shares, the certificate(s) representing such Shares shall be duly executed in blank by Employee or shall be accompanied by a stock power, duly executed in blank, for the purpose of transferring such shares to the Bank. Fractional shares will not be accepted as payment of any portion of the Price. Fair Market Value shall be determined by the Committee in accordance with the terms of the Plan.

     The Committee may, in its sole discretion, permit the Holder to exercise the Option by delivery to the Bank of a written notice of exercise instructing the Committee to deliver the Shares to a designated broker for sale contingent upon immediate transfer to the Bank of cash proceeds equal to the Price.

     In the event that the Option is to be exercised by any person other than Employee, notice of exercise shall be accompanied by appropriate proof of the right of such person to exercise the Option.

     4. TERMINATION OF OPTION. Any Option which has not been exercised by the Expiration Date shall automatically terminate and be canceled. If the employment of Employee terminates for cause prior to the Expiration Date, the Option will terminate at the time employment is terminated. If Employee's termination of employment is without cause, Employee shall have three (3) months after the date of such termination to exercise the Option. If such termination is due to the disability of Employee, Employee or Employee's legal representative shall have twelve (12) months from the date of such termination of employment to exercise the Option. If termination is due to death, or if Employee dies within three (3) months after termination of employment and such termination was without cause, Employee's transferees by will or under the laws of descent and distribution shall have until the Expiration Date to exercise the Option. In no event shall the Option be exercised after the Expiration Date. In each case of exercise after termination of employment, the Option must be exercisable on the date of Employee's termination of employment and vesting of the Option shall cease as of the date of termination of employment.

     "Cause" shall be determined by the Committee and shall include, but not be limited to, willful misconduct in connection with the Employee's employment or willful failure to perform employment duties and responsibilities in the best interests of the Bank. Employee shall be deemed disabled if unable to engage in any substantial gainful activity with the Bank by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months. Disability shall be determined by a physician selected by the Committee.

     Any Option not exercised prior to the disposition of all or substantially all of the assets of the Bank or an amount of the outstanding capital stock of the Bank sufficient to constitute effective control of the Bank by means of a sale, merger, reorganization, separation, liquidation, or any other transaction in which the Bank does not survive shall terminate and cease to be exercisable upon the consummation of such transaction unless the Option is expressly assumed in writing by the successor to the Bank or the successor's parent or subsidiary. The Committee shall provide Employee with at least ten (10) days' advance written notice prior to the consummation of any such pending sale, merger, reorganization, separation, liquidation or other transaction to enable Employee to exercise any then vested Options prior to consummation of the transaction. Any Option not exercised in a timely manner as set forth herein shall automatically terminate and be canceled.

     5. RESTRICTIONS ON TRANSFER OF SHARES. Shares issued under the Option shall not be subject to any conditions or restrictions on transfer except as may be necessary to comply with applicable federal and state securities laws.

      6. NONASSIGNABILITY OF OPTION. Except as provided below, the Option and the rights and privileges conferred hereby are not transferrable or assignable, and shall not be pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, garnishment, levy or similar process. The Option may be exercised during the lifetime of Employee only by Employee (or Employee's duly appointed legal representative if Employee becomes incompetent) or, in the event of Employee's death, Employee's transferees by will or under the laws of descent and distribution and not otherwise, regardless of any community property or other interest therein of the spouse of Employee or such spouse's successor-in-interest. In the event that the spouse of Employee acquires a community property interest in the Option, Employee, or Employee's transferees, may exercise the Option on behalf of the spouse of Employee or such spouse's successor-in-interest. Any person other than Employee who is entitled to exercise the Option shall be subject to the provisions of this Agreement as if such person were the Employee.

      7. EMPLOYEE NOT A SHAREHOLDER. Employee shall have no rights as a shareholder of the Bank with respect to the Shares covered by the Option until Employee tenders to the Bank notice of exercise of the Option, pays to the Bank the Price and complies with all other terms and conditions of exercise as set forth in this Agreement. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such notice of exercise was delivered, the Price tendered and Employee complied with all other terms and conditions of exercise as set forth in this Agreement.

      8. NOTICES. Any notice to be given under the terms hereof shall be hand delivered to the Secretary of the Bank (or such other officer as designated by the Committee) or sent by certified mail, return receipt requested, to Scripps Bank, 7817 Ivanhoe Avenue, La Jolla, California 92037, and any notice to be given to the Employee shall be addressed to the Employee at the address given beneath the Employee's signature hereto, or at such other address as a party may hereafter designate in writing to the other party. Notice shall have been deemed duly given when enclosed in a properly sealed envelope, addressed as aforesaid, certified mail, and deposited (postage prepaid) in a post office or branch post office regularly maintained by the United States Government or, if notice is not given through the mail, when such notice is actually received by the person to whom notice is being given.

      9. APPLICATION OF SECURITIES LAWS. No Shares may be acquired pursuant to exercise of the Option unless and until any then applicable federal and state securities law and banking law requirements, requirements of any other regulatory agency having jurisdiction over the Shares, and requirements of any exchanges upon which the Shares may be listed shall have been fully complied with. At the time of exercise of the Option, Employee agrees to furnish the Bank with such written representations as the Committee deems necessary or appropriate in order to comply with applicable federal and state securities laws. Appropriate legends shall be placed on Shares issued under this Option to reflect any restrictions imposed by federal or state securities laws.

      10. PLAN. The Option contained in this Agreement is granted pursuant to the Scripps Bank 1992 Stock Option Plan. The terms of the Plan are hereby incorporated into this Agreement.

      11. TAX WITHHOLDING. The Bank shall have the right to deduct from Employee's regular wages any sums required by federal, state or local tax law to be withheld with respect to the exercise of the Option or disposition of Shares acquired hereunder, or, in the alternative, to require Employee to pay such sums to the Bank.

      12. CONTINUANCE OF EMPLOYMENT. Nothing contained in this Agreement or in the Plan shall confer upon Employee any right with respect to continued employment by the Bank or its parent or subsidiary corporations, if any, or interfere in any way with the right of the Bank (or other entity) at any time to terminate such employment or to increase or decrease the compensation received by Employee, but nothing contained herein shall affect any otherwise existing contractual rights of Employee.

      13. LAWS APPLICABLE TO CONSTRUCTION. The interpretation, performance and enforcement of the Option and this Agreement shall be governed by the laws of the State of California.

      14. ACKNOWLEDGMENT. It is intended that the Option be an "incentive stock option," as that term is defined in Section 422(b) of the Code, and that other conditions may be imposed in order for the Option to so qualify and to continue to so qualify. Notwithstanding the foregoing, Employee agrees and acknowledges that neither the Bank nor anyone acting on its behalf in connection with the administration of the plan shall be liable to Employee or any successor-in-interest of Employee for any loss or damage suffered as a result of the Option failing to be an incentive stock option under the Code. Employee further agrees and acknowledges that in the event that the aggregate Fair Market Value (determined as of the Date of Grant) of stock with respect to which incentive stock options are exercisable for the first time by Employee during any calendar year (under all plans of the Bank and its parent or subsidiary corporations) exceeds $100,000, the portion of the latest granted incentive stock option(s) equal to such excess shall be treated as a nonqualified stock option rather than an incentive stock option. In addition, Employee acknowledges that the disposition of Shares purchased pursuant to the Option occurring within (i) two years from the Date of Grant or (ii) one year from the date of exercise of the Option will result in any gain recognized on the disposition being rated as taxable compensation income in the year of the disposition. Employee further acknowledges that the difference between the aggregate Price and the Fair Market Value of the Shares on the date of exercise of the Option is an item of tax preference for purposes of the alternate minimum tax.

      15. NOTICE OF DISPOSITION; PROOF OF CONTINUED OWNERSHIP. Employee agrees to notify the Bank of any disposition of Shares acquired pursuant to the Option occurring within (i) two years from the Date of Grant or (ii) one year from date of exercise of the Option. In addition, Employee agrees to provide such proof of continued ownership of Shares as the Bank may reasonably require to assess properly any tax deductions associated with the disposition of Shares acquired through exercise of the Option.

      IN WITNESS WHEREOF, Bank and Employee execute this Agreement as of the day and year first above written.

                                       SCRIPPS BANK



                                       By ______________________________
______________________________                Title: ___________________
Employee

______________________________
Address

______________________________
City       State      Zip Code

                                 Exhibit "A"

                               CONSENT OF SPOUSE

      In consideration of the execution of the foregoing Incentive Stock Option Agreement by Scripps Bank, I, the spouse of Employee therein named, do hereby join with my spouse in executing the foregoing Incentive Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof, including Section 6 thereof.

      Date ________________________


                                                 _________________________
                                                 (Signature of Spouse)


                                                 _________________________
                                                 (Name of Spouse)

                      SCRIPPS BANK 1992 STOCK OPTION PLAN
                      ----------------------------------

                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------


      THIS AGREEMENT, dated as of __________, 19__, is entered into by and between Scripps Bank, a California state-chartered bank ("Bank"), and __________________________________ ("Holder").

                                   WITNESSETH
                                   ----------

      WHEREAS, pursuant to the Scripps Bank 1992 Stock Option Plan ("Plan"), the Bank hereby grants to the Holder, effective as of __________, 19__ ("Date of Grant"), a nonqualified stock option ("Option") to purchase shares of common stock of the Bank ("Shares"), for the term and upon the terms and conditions set forth below:

     Number of Shares                               __________
     Price per Share ("Price")                     $__________
     Expiration Date ("Expiration Date")            __________ (5PM-PST)

      NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

      1. GRANT OF OPTION. The Bank hereby grants to Holder as a matter of separate inducement and agreement in connection with Holder's employment or engagement, and not in lieu of any salary or other compensation for services, the right and option to purchase, in accordance with the Plan and on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ (_____) authorized but unissued Shares at the Price, exercisable from time to time as set forth herein prior to the Expiration Date. The Price shall not be less than the Fair Market Value of a Share on the Date of Grant. Fair Market Value shall be determined by the Committee in accordance with the terms of the Plan. In the event dividends are payable in common stock of the Bank, or in the event that there are splits, subdivisions, or combination of shares of common stock, the number of Shares subject to this Option shall be increased or decreased proportionately, as the case may be, without change in the total Price of all Shares initially available under the Option.

      The Option granted hereunder is intended not to be an incentive stock option as defined in Section 422 of the Internal Revenue Code ("Code").

      Upon, and as a condition to, the grant of the Option, Holder shall, if married on the Date of Grant, furnish the Bank with a fully executed Consent of Spouse in the form attached hereto as Exhibit "A."

      2. EXERCISABILITY OF OPTION. The Option shall become exercisable on the anniversaries of the Date of Grant to the extent of the percent of the total number of Shares represented by the Option, as follows:


     Anniversary                    Percent of Total Shares
     -----------                    -----------------------

     First                                      20%
     Second                                     40%
     Third                                      60%
     Fourth                                     80%
     Fifth                                     100%

To the extent that Holder does not exercise the Option with respect to all of the Shares to which Holder is entitled, Holder has the right cumulatively thereafter to exercise the Option with respect to the remaining exercisable Shares and such right shall continue until the Option terminates. The Option may be exercised only as to whole Shares. Fractional Share interests shall be disregarded except that they may be accumulated from year to year. This Agreement and the Option shall terminate on the Expiration Date unless terminated at an earlier date in accordance with the provisions hereof and of the Plan.

      3. METHOD OF EXERCISE AND PAYMENT. Each exercise of the Option shall be by means of a written notice of exercise (substantially in the form attached hereto as Exhibit "B") delivered to the Secretary of the Bank (or other designated officer) and specifying the number of whole Shares with respect to which the Option is being exercised, together with tender to the Bank of the full Price attributable to the Shares to be purchased in cash or by a cashier's check.

      Holder may exercise the Option by paying any part of the Price by delivery to the Bank of shares of common stock of the Bank then owned by Holder having a Fair Market Value on the date of exercise of the Option equal to the total Price of the Shares being purchased (or such portion of the total Price that Holder intends to pay by delivery of previously acquired shares). If payment is made by delivery of previously acquired shares, the certificate(s) representing such Shares shall be duly executed in blank by Holder or shall be accompanied by a stock power, duly executed in blank, for the purpose of transferring such shares to the Bank. Fractional shares will not be accepted as payment of any portion of the Price. Fair Market Value shall be determined by the Committee in accordance with the terms of the Plan.

      In the event that the Option is to be exercised by any person other than Holder, notice of exercise shall be accompanied by appropriate proof of the right of such person to exercise the Option.

      4. TERMINATION OF OPTION. Any Option which has not been exercised by the Expiration Date shall automatically terminate and be canceled. If the employment or engagement of Holder terminates for cause prior to the Expiration Date, the Option will terminate at the time employment or engagement is terminated. If Holder's termination of employment or engagement is without cause, Holder shall have three (3) months after the date of such termination to exercise the Option. If such termination is due to the death or disability of Holder, Holder or Holder's legal representative shall have twelve (12) months from the date of such termination to exercise the Option. In no event shall the Option be exercised after termination of employment or engagement. In each case of exercise after termination of employment or engagement, the Option must be exercisable on the date of Holder's termination of employment or engagement and vesting of the Option shall cease as of the date of termination of employment or engagement. The Committee shall determine when Holder incurs a termination of employment or engagement.

      "Cause" shall be determined by the Committee and shall include, but not be limited to, willful misconduct in connection with Holder's employment or engagement or willful failure to perform employment or engagement duties and responsibilities in the best interests of the Bank. The Committee shall determine whether a Holder's termination of employment or engagement is due to disability.

      Any Option not exercised prior to the disposition of all or substantially all of the assets of the Bank or an amount of the outstanding capital stock of the Bank sufficient to constitute effective control of the Bank by means of a sale, merger, reorganization, separation, liquidation, or any other transaction in which the Bank does not survive, shall terminate and cease to be exercisable upon the consummation of such transaction unless the Option is expressly assumed in writing by the successor to the Bank or the successor's parent or subsidiary. The Committee shall provide Holder with at least ten (10) days' advance written notice prior to consummation of any such pending sale, merger, reorganization, separation, liquidation or other transaction to enable Holder to exercise any then vested Options prior to consummation of the transaction. Any Option not exercised in a timely manner as set forth herein shall automatically terminate and be canceled.

      5. RESTRICTIONS ON TRANSFER OF SHARES. Shares issued under the Option shall not be subject to any conditions or restrictions on transfer except as may be necessary to comply with applicable federal and state securities laws.

      6. NONASSIGNABILITY OF OPTION. Except as provided below, the Option and the rights and privileges conferred hereby are not transferable or assignable, and shall not be pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, garnishment, levy or similar process. The Option may be exercised during the lifetime of Holder only by Holder (or Holder's duly appointed legal representative if Holder becomes incompetent) or, in the event of Holder's death by Holder's transferees by will or under the laws of descent and distribution and not otherwise, regardless of any community property or other interest therein of the spouse of Holder or such spouse's successor-in-interest. In the event that Holder's spouse acquires a community property interest in the Option, Holder, or Holder's transferees, may exercise it on behalf of the spouse or such spouse's successor-in-interest. Any person other than Holder who is entitled to exercise the Option shall be subject to the provisions of this Agreement as if such person were Holder.

      7. HOLDER NOT A SHAREHOLDER. Holder shall have no rights as a shareholder of the Bank with respect to the Shares covered by the Option until Holder tenders to the Bank notice of exercise of the Option, pays to the Bank the Price and complies with all other terms and conditions of exercise as set forth in this Agreement. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such notice of exercise was delivered, the Price tendered and Holder complied with all other terms and conditions of exercise as set forth in this Agreement.

      8. NOTICES. Any notice to be given under the terms hereof shall be hand delivered to the Secretary of the Bank (or such other officer as designated by the Committee) or sent by certified mail, return receipt requested, to Scripps Bank, 7817 Ivanhoe Avenue, La Jolla, California 92037, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder's signature hereto, or at such other address as a party may hereafter designate in writing to the other party. Notice shall have been deemed duly given when enclosed in a properly sealed envelope, addressed as aforesaid, certified mail, and deposited (postage prepaid) in a post office or branch post office regularly maintained by the United States Government or, if notice is not given through the mail, when such notice is actually received by the person to whom notice is being given.

      9. APPLICATION OF SECURITIES LAWS. No shares may be acquired pursuant to exercise of the Option unless and until any then applicable federal and state securities law and banking law requirements, requirements of any other regulatory agency having jurisdiction over the Shares, and requirements of any exchanges upon which the Shares may be listed shall have been fully complied with. At the time of exercise of the Option, Holder agrees to furnish the Bank with such written representation as the Committee deems necessary or appropriate in order to comply with applicable federal and state securities laws. Appropriate legends shall be placed on Shares issued under this Option to reflect any restrictions imposed by federal or state securities laws.

      10. PLAN. The Option contained in this Agreement is granted pursuant to the Scripps Bank 1992 Stock Option Plan. The terms of the Plan are hereby incorporated into this Agreement.

      11. TAX WITHHOLDING. The Bank shall have the right to deduct from any amounts payable to Holder any sums required by federal, state or local tax law to be withheld with respect to the exercise of the Option or disposition of Shares acquired pursuant to exercise of the Option, or, in the alternative, to require Holder to pay such sums to the Bank. Upon request by Holder and subject to approval of the Committee, the Bank may withhold from the Shares to be issued to Holder hereunder a number of Shares (based on the Fair Market Value of the Shares on the date of exercise of the Option) necessary to satisfy any tax withholding requirements.

      12. CONTINUANCE OF ENGAGEMENT. Nothing contained in this Agreement or in the Plan shall confer upon Holder any right with respect to continued employment or engagement by the Bank or its parent or subsidiary corporation, if any, or interfere in any way with the right of the Bank (or other entity) at any time to terminate such employment or engagement or to increase or decrease the compensation received by Holder, but nothing contained herein shall affect any otherwise existing contractual rights of Holder.

      13. LAWS APPLICABLE TO CONSTRUCTION. The interpretation, performance and enforcement of the Option and this Agreement shall be governed by the laws of the State of California.

      IN WITNESS WHEREOF, the Bank and Holder execute this Agreement as of the day and year first above written.



                                                 SCRIPPS BANK


                                                 By: ________________________
                                                     Title: _________________

__________________________________
Holder

__________________________________
Address

__________________________________
City      State         Zip Code

                              Exhibit "A"

                           CONSENT OF SPOUSE


      In consideration of the execution of the foregoing Nonqualified Stock Option Agreement by Scripps Bank, I, the spouse of Holder therein named, do hereby join with my spouse in executing the foregoing Nonqualified Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof, including Section 6 thereof.

Date
       __________________________

                                               _______________________
                                                (Signature of Spouse)




                                               _______________________

                                                (Name of Spouse)